Exhibit 10.5

                                 GENERAL RELEASE



         THIS GENERAL RELEASE, dated as of October 21, 1999 ("Agreement"), is entered into by and among Burger King Corporation, a Florida corporation ("BKC"), International Fast Food Corporation, a Florida corporation ("IFFC"), International Fast Food Polska S.P. z.o.o., a limited liability company organized under the laws of Poland ("IFFP"), and Mitchell Rubinson ("Rubinson", and together with IFFP and IFFC, the "IFFC Parties").

         WHEREAS, pursuant to a Development Agreement by and among BKC and IFFC (the "Development Agreement") BKC has granted IFFC the right to develop new "Burger King" restaurants in the Republic of Poland;

         WHEREAS, IFFC is the owner of all the issued and outstanding shares (the "IFFP Shares") of IFFP;

         WHEREAS, on February 24, 1999, Citibank (Poland) S.A. ("Citibank") agreed to provide credit to IFFP in the aggregate amount of U.S. $5,000,000, pursuant to a credit agreement dated February 24, 1999 (as amended, the "Credit Agreement");

         WHEREAS, as a condition to the disbursement of funds under the Credit Agreement, BKC issued a guarantee in favor of Citibank to secure the repayment by IFFP of amounts borrowed under the Credit Agreement (as amended, the "Guarantee");

         WHEREAS, in consideration of the Guarantee, IFFC granted BKC a perfected security interest in the IFFP Shares to secure BKC's claims which may arise as a result of the payment by BKC of any amounts under the Guarantee;

         WHEREAS, pursuant to a Reimbursement Agreement dated February 24, 1999 (such agreement, as amended from time to time, is referred to herein as the "Reimbursement Agreement") by and among IFFC, IFFP and BKC, IFFC agreed to reimburse BKC for any payments that it may be required to make to Citibank under the Guarantee, together with related costs, expenses and interest, as more fully said forth therein;

         WHEREAS, pursuant to an Agreement for the Transfer of Title to Shares by way of Security dated February 24, 1999 (such agreement, as amended from time to time, is referred to herein as the "Security Agreement") by and between IFFC, BKC and IFFP, IFFC granted BKC a security interest in and to the IFFP Shares, which permits BKC to retain the IFFP Shares in the event that BKC is required to make any payment under the Guarantee and neither IFFC nor IFFP reimburse BKC for the amount of such payment and other items under the Reimbursement Agreement;

         WHEREAS, pursuant to a Purchase Agreement dated February 24, 1999 (the "Purchase Agreement"), the parties agreed that, in the event that BKC acquires the IFFP Shares pursuant to the exercise of its rights under the Security Agreement, BKC will sell the IFFP Shares held by BKC to Rubinson;

         WHEREAS, Citibank has agreed to increase the amount which may be borrowed under the Credit Agreement to an aggregate amount of U.S.$8,000,000, and BKC has agreed to increase the amount of the Guarantee to secure the repayment by IFFP of amounts borrowed under the Credit Agreement;

         WHEREAS, in the event that Citibank is willing to further increase the amount which may be borrowed under the Credit Agreement, BKC has agreed to increase the amount of the Guarantee to a maximum aggregate amount of U.S.$10,000,000, upon the terms, and subject to the conditions, of that certain Future Advances Agreement dated of even date herewith by and among BKC, IFFC and IFFP; and

         WHEREAS, the parties hereto have agreed to amend and restate the documents executed in connection with the transactions described above (such documents are collectively referred to herein as the "Transaction Documents") to reflect the increased amount available under the Credit Agreement and the Guarantee and to grant BKC additional security for the performance of IFFC's, IFFP's and Rubinson's obligations under the Transaction Documents.


                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1.       GENERAL RELEASE.
                  ---------------

                  (a) As a material inducement to enter into the Guarantee, the IFFC Parties hereby irrevocably and unconditionally release, acquit and forever discharge BKC, including its shareholders, officers, directors, consultants, agents, predecessors, successors, assigns, employees, representatives, affiliates, and all persons acting by, through, under or in concert with any of them (such persons are collectively referred to herein as the "BKC Parties"), whether in their individual or professional capacities, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements (including, without limitation, the Development Agreement and any franchise agreements), controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including reasonable attorney's fees and costs incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, relating to any matter up to and through the date hereof; provided, that nothing contained herein shall be deemed to relieve the parties to the Development Agreement and/or Franchise Agreements from their obligations under the Development Agreement and/or Franchise Agreements, as amended from time to time, from and after the date hereof.

                  (b) The IFFC Parties agree not to bring any action, suit or proceeding whatsoever (including the initiation of governmental proceedings or investigations of any type) against any of the BKC Parties hereto for any matter or circumstance concerning which the IFFC Parties have released the BKC Parties under this Agreement. Furthermore, the IFFC Parties agree not to encourage any other person or suggest to any other person that he or it institute any legal action against the BKC Parties.

         2.       LEGAL ADVICE; RELIANCE.
                  -----------------------

                  (a) The parties represent and acknowledge that they have been given adequate time with which to consider this Agreement and have been advised to discuss all aspects of this Agreement with their private attorney and that each party has in fact done so, that each party has carefully read and fully understands all the provisions of this Agreement and that each party has voluntarily entered into this Agreement, without duress or coercion.

                  (b) Each party represents and acknowledges that in executing this Agreement they have not relied and do not rely upon any representation or statements which are not set forth in this Agreement made by any other party hereto or by any of the agents, representatives or attorneys of such party or parties with regard to the subject matter, or relating to the basis or effect, of this Agreement.

         3.       MISCELLANEOUS.
                  -------------


                  (a) THIRD PARTY BENEFICIARIES. All releasees under Section 1 who are not signatories to this Agreement shall be deemed to be third party beneficiaries of this Agreement to the same extent as if they were signatories hereto.


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


                  (b) FURTHER ASSURANCES. Each of the parties hereto agrees with the other parties hereto that it will cooperate with such other parties and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Agreement.

                  (c) BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their respective successors, transferees and assigns. Notwithstanding the foregoing, none of the parties hereto may assign any of its obligations hereunder without the prior written consent of the other parties hereto; provided, that BKC may assign its rights and delegate its duties under this Agreement to one or more of its subsidiaries or affiliates.

                  (d) AMENDMENTS; WAIVERs. No amendment to or waiver of any provisions of this Agreement, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (e) NO WAIVER; REMEDIES. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

                  (f) EXPENSES. IFFC shall pay or reimburse BKC for all of its legal, accounting and other expenses directly related to the consummation of the transactions contemplated hereby, together with the costs and expenses of enforcing any of its rights hereunder.

                  (g) JURISDICTION. Any claim arising out of this Agreement shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to such party and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and
(ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Notwithstanding the foregoing, at the option of BKC, any claims against IFFP hereunder shall be settled by the Arbitration Court at the Polish Chamber of Commerce with its seat in Warsaw in accordance with its rules, and all such proceedings will be conducted in the English language.

                  (h) GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, United States, without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

                  (i) NOTICES. All notices, requests and other communications to any party hereunder shall be writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth on the signature pages below, or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be deemed effective when received at the address or facsimile number specified below.

                  (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute one and the same Agreement.




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


         IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated.

                                        BURGER KING CORPORATION


                                             By:
                                             Name:
                                             Title:

                                             c/o  Burger King EMA
                                             Charter Place
                                             Vine Street
                                             Uxbridge, England UB81BZ


                                        INTERNATIONAL FAST FOOD CORPORATION

                                             By:  /s/ Mitchell Rubinson
                                                  ---------------------
                                                  Name: Mitchell Rubinson
                                                  Title: Chairman and CEO

                                             c/o  Mitchell Rubinson
                                             1000 Lincoln Road, Suite 200
                                             Miami Beach, Florida 33139,
                                                  USA


                                       INTERNATIONAL FAST FOOD POLSKA
                                             S.P. Z.O.O.

                                             By: /s/ Mitchell Rubinson
                                                 ---------------------
                                                 Name: Mitchell Rubinson
                                                 Title: Authorized Signature

                                                 15 Jagiellonska Street
                                                 Warsaw, Poland


                                                 /s/ Mitchell Rubinson
                                                 ----------------------
                                                 Mitchell Rubinson

                                             c/o  International Fast Food
                                                  Corporation
                                             1000 Lincoln Road, Suite 200
                                             Miami Beach, Florida 33139,
                                                  USA



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